Exhibit 99.1

Bausch + Lomb Announces Launch of Proposed Financing for Acquisition of XIIDRA®

VAUGHAN, Ontario, Sept. 11, 2023 – Bausch + Lomb Corporation (NYSE/TSX: BLCO), a leading global eye health company dedicated to helping people see better to live better, today announced that Bausch + Lomb Escrow Corp. (“Escrow Issuer”), a wholly owned subsidiary of the company, has launched an offering of $1.4 billion aggregate principal amount of new senior secured notes due 2028 (“Notes”) and that the company is seeking to enter into an incremental term loan facility, in each case in connection with the financing of its pending acquisition (“Acquisition”) of XIIDRA (lifitegrast ophthalmic solution) 5%, a non-steroid eye drop specifically approved to treat the signs and symptoms of dry eye disease focusing on inflammation associated with dry eye, and certain other ophthalmology assets.

The definitive documentation for the incremental term loan facility (“Term Loan Facility”) may be in the form of either an incremental amendment to the company’s existing credit agreement or a separate credit agreement. Bausch + Lomb is expected to borrow $500 million of new term B loans (“New Term B Loans”) under the Term Loan Facility.

The net proceeds from the offering of the Notes, along with the expected proceeds from the New Term B Loans, are expected to fund the Acquisition, to pay fees and expenses related to the closing of the Acquisition, the offering of the Notes and the borrowings of the New Term B Loans and for general corporate purposes, including the repayment of existing debt.

If the issuance of the Notes occurs prior to the closing of the Acquisition, the Notes will initially be issued by the Escrow Issuer, and the net proceeds from the offering of the Notes will be deposited into a segregated escrow account. Upon closing of the Acquisition, Bausch + Lomb will assume the obligations of the Escrow Issuer under the Notes and the indenture that will govern the Notes and any other obligations of the Escrow Issuer and receive all of the assets of the Escrow Issuer, and the net proceeds will be released from the escrow account and applied as set forth above. However, if the issuance of the Notes occurs substantially concurrently with the closing of the Acquisition, Bausch + Lomb will be the issuer of the Notes and the escrow provision described above will not apply.

From and after the closing of the Acquisition, the Notes will be guaranteed by each of the company’s subsidiaries that are guarantors under the Term Loan Facility and the existing term loan facility and will be secured on a first-priority basis by liens on the assets that secure the Term Loan Facility and the existing term loan facility.

Closing of the Term Loan Facility will be conditioned upon completion of the Acquisition and is anticipated to occur concurrently with the closing of the Acquisition at or around the end of September 2023. Closing of the Notes offering will not be conditioned upon completion of the Acquisition, but if the Acquisition does not occur on or prior to Sept. 30, 2024, or other specified events do not occur, the Escrow Issuer will be required to redeem the Notes at such time at a redemption price equal to the principal amount of the Notes plus accrued and unpaid interest.

The foregoing transactions are subject to market and other conditions. There can be no assurance that the company will be able to successfully complete the transactions, on the terms described above, or at all.

The Notes will not be registered under the Securities Act of 1933, as amended (“Securities Act”), or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws. The Notes will be offered in the United States only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and, accordingly, any offer and sale of the Notes in Canada will be made on a basis, which is exempt from the prospectus requirements of such securities laws.

This news release is being issued pursuant to Rule 135c under the Securities Act and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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About Bausch + Lomb

Bausch + Lomb is dedicated to protecting and enhancing the gift of sight for millions of people around the world – from the moment of birth through every phase of life. Its comprehensive portfolio of more than 400 products includes contact lenses, lens care products, eye care products, ophthalmic pharmaceuticals, over-the-counter products and ophthalmic surgical devices and instruments. Founded in 1853, Bausch + Lomb has a significant global research and development, manufacturing and commercial footprint with approximately 13,000 employees and a presence in nearly 100 countries. Bausch + Lomb is headquartered in Vaughan, Ontario with corporate offices in Bridgewater, New Jersey.

Forward-looking Statements

This news release may contain forward-looking statements, including, but not limited to, our financing plans and the details thereof, including the proposed use of proceeds therefrom, the Term Loan Facility and the details thereof, the expected timing of the borrowing of the New Term B Loans and our ability to close such transaction, the expected timing of the closing of the Acquisition, the offering of the Notes and the details thereof, and our ability to close such offering and the other expected effects of the financing. Forward-looking statements may generally be identified by the use of the words “anticipates,” “seeks,” “expects,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “potential,” “pending” or “proposed” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in Bausch + Lomb’s filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators (including the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2022 and its most recent quarterly filings). In addition, such risks and uncertainties include, but are not limited to, the following: uncertainties relating to the timing of the consummation of the Acquisition; the possibility that any or all of the conditions to the consummation of the Acquisition may not be satisfied or waived; the effect of the announcement or pendency of the Acquisition on Bausch + Lomb’s ability to maintain relationships with customers, suppliers, and other business partners; the impact of the Acquisition if consummated on Bausch + Lomb’s business, financial position and results of operations; risks relating to potential diversion of management attention away from Bausch + Lomb’s ongoing business operations; Bausch + Lomb’s ability to finance the transaction as anticipated and risks relating to increased levels of debt as a result of debt expected to be incurred to finance such transaction; and risks that Bausch + Lomb may not realize the expected benefits of that transaction on a timely basis or at all. In addition, certain material factors and assumptions have been applied in making these forward-looking statements, including the assumption that the risks and uncertainties outlined above will not cause actual results or events to differ materially from those described in these forward-looking statements. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Bausch + Lomb undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.

© 2023 Bausch + Lomb.

Media Contacts:

T.J. Crawford

tj.crawford@bausch.com

(908) 705-2851

Lainie Keller

lainie.keller@bausch.com

(908) 927-1198

Investor Contacts:

George Gadkowski

george.gadkowski@bausch.com

(877) 354-3705 (toll free)

(908) 927-0735

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